UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 27, 2013

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On March 27, 2013, Robert W. Best, Executive Chairman of the Board, notified the Board of Directors of Atmos Energy Corporation of his retirement from the company effective April 1, 2013. On March 28, 2013, the Board of Directors appointed Mr. Best as Chairman of the Board of Directors, effective April 1, 2013. A copy of the news release issued on April 2, 2013, announcing Mr. Best’s retirement from the company and his appointment as Chairman of the Board, is filed herewith as Exhibit 99.1.

Item 8.01.	Other Events.

Filed herewith as Exhibit 99.2 is a copy of the news release issued by Atmos Energy Corporation on April 1, 2013, announcing the completion of the sale of its natural gas distribution operations in the State of Georgia.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated April 2, 2013

99.2	News Release dated April 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: April 2, 2013	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	News Release dated April 2, 2013

99.2	News Release dated April 1, 2013

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